Exhibit 10.3

Certain portions of this document have been omitted pursuant to Items 601(b)(10)(vi) of Regulation S-K and, where applicable, have been marked with “[***]” to indicate where omissions have been made. A copy of any omitted portion will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any document so furnished.

This NON-RECOURSE CARVEOUT GUARANTY AGREEMENT (this “Agreement”) is entered into as of April 20, 2023 (the “Closing Date”), by Kennedy Lewis Capital Company (the “BDC”), a Delaware statutory trust (the “Guarantor”), in favor of (a) State Street Bank and Trust Company, as collateral agent (together with its successors and assigns in such capacity, the “Collateral Agent”) for and on behalf of the Secured Parties (as defined in the Credit Agreement referred to below), and (b) Goldman Sachs Bank USA and its affiliates that are successors and assigns, as Lender, Administrative Agent and Calculation Agent (each as defined in the Credit Agreement referred to below) (in such capacities, “GS”).

Pursuant to the Sale and Contribution Agreement (the “Sale and Contribution Agreement”) dated as of the Closing Date between the Guarantor, as seller (in such capacity, “Seller”), and KLCC SPV GS1 LLC, a Delaware limited liability company (the “Borrower”), as purchaser, the Seller sold and/or contributed to the Borrower certain loans, debt securities and other obligations and assets in accordance with the terms of the Sale and Contribution Agreement.

Pursuant to the Credit Agreement dated as of the Closing Date (as amended, modified, supplemented, restated, amended and restated, refinanced or replaced from time to time, the “Credit Agreement”) among the Borrower, the Lenders party thereto from time to time, Goldman Sachs Bank USA, as administrative agent (in such capacity, the “Administrative Agent”), the Collateral Agent and the other parties thereto, the Lenders have made a credit facility available to the Borrower in an initial aggregate principal amount not exceeding, at any date, the Maximum Facility Amount as defined under the Credit Agreement (such credit facility, as may be increased pursuant to Section 2 thereof, the “Credit Facility”, and the loans thereunder, the “Loans”).

The Guarantor is the sole direct owner of the Borrower and has full control over the actions of the Borrower.  The Guarantor will receive significant benefits by virtue of the transactions under the Credit Agreement and the other Transaction Documents.

It is a condition precedent to the extension of the Credit Facility (and it is a material inducement to the Lenders to make the Loans and for the Administrative Agent and Collateral Agent to enter into the Credit Agreement) that the Guarantor unconditionally guarantee the “Guaranteed Obligations” as hereinafter defined.

Accordingly, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

SECTION 1. NATURE AND SCOPE OF UNDERTAKING

1.1.          Undertaking of Obligation.

(a)          The Guarantor hereby irrevocably and unconditionally guarantees to the Guaranteed Parties the payment and performance of the Guaranteed Obligations as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise; provided that, in the aggregate, the maximum liability of the Guarantor under this Agreement with respect to the Capped Guaranteed Obligations shall not exceed the Guarantee Cap Amount.

(b)          The Guarantor hereby irrevocably and unconditionally covenants and agrees that it is fully and personally liable for the Guaranteed Obligations as a primary obligor.

1.2.          Definitions.

Terms used herein but not otherwise defined have the meanings given to them in the Credit Agreement.  In addition, as used herein:

“Capped Guaranteed Obligations” means the Guaranteed Obligations other than Guaranteed Obligations under clause (a) of the definition of such term herein.

“Covered Entities” means, collectively:

(a)          the Borrower (when acting at the direction or under the control of another Covered Entity or through another Covered Entity as agent or representative (whether the Guarantor as sole member of the Borrower, the Guarantor in its capacity as Seller, the Guarantor in its capacity as Investment Manager, or otherwise));

(b)          the Guarantor; and

(c)          each affiliate of, and agent under the control of, any of the entities referred to in clauses (a) and (b) above, (but solely to the extent such Person is acting at the direction or under the control of another Covered Entity or through another Covered Entity as agent or representative (whether the Guarantor as sole member of the Borrower, the Guarantor in its capacity as Seller, the Guarantor in its capacity as Investment Manager, or otherwise)).

“Guarantee Cap Amount” means, as of any date of determination, an amount equal to 10% of the Maximum USD Facility Amount at such time.

“Guaranteed Obligations” means, at any time:

(a)          all losses, damages, costs, expenses, liabilities, claims and other obligations incurred by the Guaranteed Parties (including reasonable and documented external attorneys’ fees and costs incurred; but excluding consequential, punitive or exemplary damages), arising out of or resulting from the following:

(1)          intentional misrepresentation, fraud, theft or other criminal acts by any of the Covered Entities under or in connection with the Transaction Documents or the transactions contemplated thereby; or

(2)          the rights and entitlements of the Borrower with respect to the Collateral or any collateral security therefor become (in whole or in part) disallowed, reduced, impaired, subordinated to, or otherwise become disadvantaged as compared to, such rights and entitlements of the Borrower as of the date hereof, or with respect to any collateral security therefor, in each case, as a result of any intentional acts, conduct or omissions on the part of, or at the direction of, any Covered Entity, except as otherwise expressly permitted under the Transaction Documents; or

(3)          any misappropriation by, or with the consent of, any of the Covered Entities of any of the Collateral or of any funds due to the Borrower, the Administrative Agent, the Collateral Agent or the Lenders, including (x) the intentional remittance of any Proceeds or other amounts in respect of the Collateral to an account other than a Transaction Account or (y) the use of any funds of the Borrower by, or for the benefit of, any of the Covered Entities other than as permitted pursuant to the terms of the Transaction Documents;

(4)          any transfer of any material portion of assets from the Borrower to or for benefit of (directly or indirectly) any Covered Entity (other than the Borrower) that is made both (x) in bad faith and (y) on terms prohibited under the Transaction Documents; or

(5)          any material consensual liens, security interests, charges or other encumbrances being imposed on any or all of the Collateral in violation of the Transaction Documents (other than, for the avoidance of doubt, Permitted Liens); or

(b)          the entire amount of the Obligations outstanding at such time, in the event of the following:

(1)          either (A) the Borrower, in violation of the provisions of Section 5 of the Borrower’s Limited Liability Company Agreement, voluntarily commences or (B) any Covered Entity otherwise voluntarily commences, a bankruptcy, winding up, dissolution, liquidation or other insolvency proceeding or similar proceeding under any Debtor Relief Law; or

(2)          an involuntary bankruptcy, winding up, liquidation, dissolution or other involuntary insolvency or similar proceeding under any Debtor Relief Law is commenced against the Borrower or the Guarantor by any Covered Entity; or

(3)          any knowing, intentional or willful breach in any material respect of (i) Section 4 of the Borrower’s Limited Liability Company Agreement, as amended from time to time or (ii) Section 5.3 of the Credit Agreement, in each case that results in the substantive consolidation of the assets and liabilities of the Borrower with the Guarantor or with any other Person.

Notwithstanding anything to the contrary in this Agreement or any of the other Transaction Documents, the Guaranteed Parties shall not be deemed to have waived any right which any of them may have under Section 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code (or under any other analogous provisions of any Debtor Relief Law) to file a claim against any Covered Entity (other than the Guarantor) in a case under any Debtor Relief Law for the full amount of the amounts due in respect of the Obligations or to require that all collateral shall continue to secure all of the amounts due in respect of the Obligations in accordance with the Transaction Documents.

“Guaranteed Parties” means the Collateral Agent (on behalf of and for the benefit of the Secured Parties) and the Secured Parties.

1.3.          Nature of Undertaking.

This Agreement is an irrevocable, absolute, continuing agreement by the Guarantor (but subject to the Guarantee Cap Amount limitation herein) to indemnify, save and hold the Guaranteed Parties harmless in respect of the Guaranteed Obligations and not a guaranty of collection.  This Agreement may not be revoked by the Guarantor and shall continue to be effective with respect to all Guaranteed Obligations arising or created after any attempted revocation by the Guarantor.  The fact that at any time or from time to time the Guaranteed Obligations may be increased or reduced shall not release or discharge the obligation of the Guarantor to the Guaranteed Parties with respect to the Guaranteed Obligations (but subject in all cases to the Guarantee Cap Amount limitation herein).  This Agreement may be enforced by the Collateral Agent (acting upon the written direction of the Requisite Lenders), the Administrative Agent and the other Guaranteed Parties and shall not be discharged by the assignment or negotiation of all or part of the Loans or any of the other Obligations.   Subject to Section 1.9 below, this Agreement shall be deemed discharged and the Guarantor shall be released from any and all liability hereunder upon the payment in full in cash of the Obligations in accordance with the terms of the Credit Agreement.

1.4.          Guaranteed Obligations Not Reduced by Offset.

The parties hereto agree that the Guaranteed Obligations and the liabilities and obligations of the Guarantor to the Guaranteed Parties hereunder shall not be reduced, discharged or released because or by reason of any existing or future offset, claim or defense (other than payment in full) of the Borrower or any other party, against the Collateral Agent, the Administrative Agent or any other Guaranteed Party, whether such offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise.

1.5.          Payment By the Guarantor.

If all or any part of the Guaranteed Obligations shall not be punctually paid when due, whether at demand, maturity, acceleration or otherwise, the Guarantor shall, within five (5) Business Days of demand by the Collateral Agent (acting upon the written direction of the Requisite Lenders), and without presentment, protest, notice of protest, notice of non-payment, notice of intention to accelerate the maturity, notice of acceleration of the maturity, or any other notice whatsoever, pay in Dollars, the amount due on the Guaranteed Obligations to the Collateral Agent at the applicable Corporate Trust Office or the Administrative Agent at the address set forth herein.  Such demand(s) may be made at any time coincident with or after the time for payment of all or part of the Guaranteed Obligations, and may be made from time to time with respect to the same or different items of Guaranteed Obligations.  Such demand shall be deemed made, given and received in accordance with the notice provisions hereof.

1.6.          No Duty To Pursue Others.

It shall not be necessary for the Collateral Agent, the Administrative Agent or any other Guaranteed Party (and the Guarantor hereby waives any rights which the Guarantor may have to require the Collateral Agent, the Administrative Agent and each other Guaranteed Party), in order to enforce the obligations of the Guarantor hereunder, first to (a) institute suit or exhaust its remedies against the Borrower or others liable on the Loans or on the other Guaranteed Obligations or any other Person, (b) enforce the Collateral Agent’s or the Administrative Agent’s rights against any Collateral, as applicable, which shall ever have been given to secure the Guaranteed Obligations, (c) join the Borrower or any others liable on the Guaranteed Obligations in any action seeking to enforce this Agreement, (d) exhaust any remedies available to the Collateral Agent, the Administrative Agent or any other Guaranteed Party against any Collateral, as applicable, which shall ever have been given to secure the Guaranteed Obligations, or (e) resort to any other means of obtaining payment of the Guaranteed Obligations.  No Guaranteed Party shall be required to mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Obligations.

1.7.          Waivers.

The Guarantor agrees to the provisions of the Transaction Documents and hereby waives notice of (a) acceptance of this Agreement, (b) any amendment, extension or restructuring of the Transaction Documents, (c) the execution and delivery by the Borrower and the Collateral Agent of any documents arising under Credit Agreement or any other Transaction Documents, as applicable, (d) the Collateral Agent’s, the Administrative Agent’s or any Guaranteed Party’s transfer or disposition of the Guaranteed Obligations, or any part thereof, to the extent permitted by the Credit Agreement, (e) sale or foreclosure (or posting or advertising for sale or foreclosure) of any Collateral for the Guaranteed Obligations, (f) protest, proof of non-payment or default by the Borrower, the Guarantor or any other obligor or guarantor, or (g) any other action at any time taken or omitted by the Collateral Agent, the Administrative Agent or any other Guaranteed Party and, generally, all demands and notices of every kind in connection with this Agreement, the Transaction Documents, any documents or agreements evidencing, securing or relating to any of the Guaranteed Obligations and the obligations hereby guaranteed.

1.8.          Payment of Expenses.

In the event that the Guarantor should breach or fail to timely perform any provisions of this Agreement, the Guarantor shall, promptly upon written demand by the Collateral Agent or the Administrative Agent, pay the Collateral Agent or the Administrative Agent, as applicable, all reasonable and documented out-of-pocket costs and expenses (including court costs and reasonable out-of-pocket external attorneys’ fees and disbursements) incurred by the Collateral Agent or the Administrative Agent in the enforcement hereof or the preservation of the Collateral Agent’s or the Administrative Agent’s rights hereunder.  In no event shall the Collateral Agent, the Administrative Agent or any other Guaranteed Party be required to pay any of the Guarantor’s costs and expenses in connection with such action or otherwise.

1.9.          Effect of Bankruptcy.

In the event that, pursuant to any insolvency, bankruptcy, reorganization, receivership or other Debtor Relief Law, or any judgment, order or decision thereunder, or any agreement, stipulation or settlement, the Collateral Agent, the Administrative Agent or any other Guaranteed Party must rescind or restore any payment, or any part thereof, received by the Collateral Agent, the Administrative Agent or such other Guaranteed Party in satisfaction of the Guaranteed Obligations, as set forth herein, any prior release or discharge from the terms of this Agreement given to the Guarantor by the Collateral Agent, the Administrative Agent or any other Guaranteed Party, as applicable, shall be without effect, and this Agreement shall remain in full force and effect.  It is the intention of the Borrower and the Guarantor that the Guarantor’s obligations hereunder shall not be discharged except by performance of such obligations and then only to the extent of such performance.

1.10.          Waiver of Subrogation, Reimbursement and Contribution.

Notwithstanding anything to the contrary contained in this Agreement, the Guarantor hereby unconditionally and irrevocably waives any and all rights it may now or hereafter have under any agreement, at law or in equity (including, without limitation, any law subrogating the Guarantor to the rights of the Collateral Agent (on behalf of the Secured Parties) or the Administrative Agent), to assert any claim against or seek subrogation, contribution, indemnification or any other form of reimbursement from the Borrower or any other party liable for payment of any or all of the Guaranteed Obligations for any payment made by the Guarantor under or in connection with this Agreement or otherwise, in each case until the Obligations have been indefeasibly paid in full.

1.11.          The Borrower, Etc.

The term “Borrower” as used herein shall include any new or successor corporation, association, partnership (general or limited), limited liability company, joint venture, trust or other organization formed as a result of any merger, reorganization, sale, transfer, devise, gift or bequest of the Borrower or any interest in the Borrower; and reference to any other “Covered Entity” will include any new or successor corporation, association, partnership (general or limited), limited liability company, joint venture, trust or other organization formed as a result of any merger, reorganization, sale, transfer, devise, gift or bequest of such other Covered Entity.

SECTION 2. EVENTS AND CIRCUMSTANCES NOT REDUCING OR DISCHARGING GUARANTOR’S OBLIGATIONS

The Guarantor hereby consents and agrees to each of the following, and agrees that its obligations under this Agreement shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any common law, equitable, statutory or other rights (including without limitation rights to notice) which the Guarantor might otherwise have as a result of or in connection with any of the following:

2.1.          Modifications.

Any renewal, extension, increase, modification, alteration or rearrangement of all or any part of the Obligations, the Transaction Documents or any other document, instrument, contract or understanding between the Borrower and the Guaranteed Parties, or any other parties, pertaining to the Guaranteed Obligations or any failure of the Collateral Agent, the Administrative Agent or any other Person to notify the Guarantor of any such action.

2.2.          Adjustment.

Any adjustment, indulgence, forbearance or compromise that might be granted or given by the Guaranteed Parties to the Credit Parties or the Guarantor.

2.3.          Condition of the Borrower or Guarantor.

The insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of any Covered Entity or any other party at any time liable for the payment of all or part of the Guaranteed Obligations; or any dissolution of any Covered Entity; or any sale, lease or transfer of any or all of the assets of any Covered Entity or any changes in the shareholders, partners or members of any Covered Entity; or any reorganization of any Covered Entity.

2.4.          Invalidity of Guaranteed Obligations.

The invalidity, illegality or unenforceability of all or any part of the Guaranteed Obligations, or any document or agreement executed in connection with the Guaranteed Obligations, for any reason whatsoever, including without limitation the fact that (a) the Guaranteed Obligations, or any part thereof, exceeds the amount permitted by law, (b) the act of creating the Guaranteed Obligations or any part thereof is ultra vires, (c) the officers or representatives executing the Transaction Documents or otherwise creating the Guaranteed Obligations acted in excess of their authority, (d) the Guaranteed Obligations violate applicable usury laws, (e) the Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Obligations wholly or partially uncollectible from the Borrower, (f) the creation, performance or repayment of the Guaranteed Obligations (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Obligations or executed in connection with the Guaranteed Obligations, or given to secure the repayment of the Guaranteed Obligations) is illegal, uncollectible or unenforceable, or (g) the Transaction Documents have been forged or otherwise are irregular or not genuine or authentic, it being agreed that the Guarantor shall remain liable hereon regardless of whether the Borrower or any other person be found not liable on the Guaranteed Obligations or any part thereof for any reason.

2.5.          Release of Obligors.

Any full or partial release of the liability of the Borrower in respect of the Obligations or any part thereof, or any other person or entity now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Obligations, or any part thereof, it being recognized, acknowledged and agreed by the Guarantor that the Guarantor may be required to pay the Guaranteed Obligations in full without assistance or support of any other party, and the Guarantor has not been induced to enter into this Agreement on the basis of a contemplation, belief, understanding or agreement that other parties will be liable to pay or perform the Guaranteed Obligations, or that the Collateral Agent, the Administrative Agent or any other Guaranteed Party will look to other parties to pay or perform the Guaranteed Obligations.

2.6.          Other Collateral.

The taking or accepting of any other security, collateral, guaranty or other assurance of payment for all or any part of the Obligations.

2.7.          Release of Collateral.

Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security at any time existing in connection with, or assuring or securing payment of, all or any part of the Obligations.

2.8.          Care and Diligence.

The failure of the Collateral Agent, the Administrative Agent, any other Guaranteed Party or any other party to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security, including but not limited to any neglect, delay, omission, failure or refusal of the Collateral Agent, the Administrative Agent, any other Guaranteed Party or any other party (a) to take or prosecute any action for the collection of any of the Guaranteed Obligations or the Obligations or (b) to foreclose, or initiate any action to foreclose, or, once commenced, prosecute to completion any action to foreclose upon any security therefor, or (c) to take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the Guaranteed Obligations or the Obligations.

2.9.          Unenforceability.

The fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Obligations, or any part thereof, shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by the Guarantor that it is not entering into this Agreement in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectability or value of any of the collateral for the Obligations.

2.10.          Offset.

The Loans, the other Guaranteed Obligations and the liabilities and obligations of the Guarantor hereunder shall not be reduced, discharged or released because of or by reason of any existing or future right of offset, claim or defense of the Borrower or any other party against the Collateral Agent or any other Guaranteed Party, whether such right of offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise.

2.11.          Merger.

The reorganization, merger or consolidation of any Covered Entity into or with any other corporation or entity.

2.12.          Preference.

Any payment by the Borrower or any other Credit Party to any of the Lenders, the Administrative Agent or any other Guaranteed Party is held to constitute a preference under any Debtor Relief Laws, or for any reason to any of the Lenders, the Administrative Agent or any other Guaranteed Party is required to refund such payment or pay such amount to the Borrower or someone else.

2.13.          Other Actions Taken or Omitted.

Any other action taken or omitted to be taken with respect to the Transaction Documents, the Obligations, the Guaranteed Obligations, or the security and collateral therefor, whether or not such action or omission prejudices the Guarantor or increases the likelihood that the Guarantor will be required to pay the Guaranteed Obligations pursuant to the terms hereof.  It is the unambiguous and unequivocal intention of the Guarantor that it shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, which obligation shall be deemed satisfied only upon the full and final payment and satisfaction of the Guaranteed Obligations.

SECTION 3. REPRESENTATIONS AND WARRANTIES; ETC.

The Guarantor represents, warrants and covenants to the Guaranteed Parties as follows:

3.1.          Benefit.

It is the sole direct owner of the Borrower, and has received, or will receive, direct and indirect benefit from the making of this Agreement with respect to the Guaranteed Obligations.

3.2.          Familiarity and Reliance.

It is familiar with, and has independently reviewed books and records regarding, the financial condition of the Borrower and is familiar with the value of any and all Collateral or collateral intended to be created as security for the payment of the Loans or Guaranteed Obligations; however, it is not relying on such financial condition or the Collateral as an inducement to enter into this Agreement.

3.3.          No Representation By Collateral Agent, Etc.

No representation or warranty has been made by the Collateral Agent, the Administrative Agent, any other Guaranteed Party or any other party to it in order to induce it to execute this Agreement.

3.4.          Guarantor’s Financial Condition; NAV Compliance; Etc.

(a)          As of the date hereof, and immediately after giving effect to this Agreement and the contingent obligation evidenced hereby, it is, and will be, on a consolidated basis with its consolidated group, solvent, and has and will have assets which, fairly valued, exceed its obligations, liabilities (including contingent liabilities) and debts, and has and will have property and assets sufficient to satisfy and repay its obligations and liabilities.

(b)          The Guarantor agrees that:

(1)          it will maintain a Net Asset Value of not less than 30% of the Loan Amount; and

(2)          it shall deliver to the Administrative Agent and GS from time to time such net asset value statements and other supporting information as may be reasonably required to demonstrate compliance with this Section 3.4(b).

For purposes of this Section 3.4(b):

“Net Asset Value” means, at any time, the aggregate amount of assets of the Guarantor at such time minus the aggregate amount of liabilities of the Guarantor at such time (in each case as determined in accordance with generally accepted accounting principles).

3.5.          Compliance Certificate

Simultaneously with the delivery of each Compliance Certificate referred to in Schedule A of the Credit Agreement, Guarantor shall deliver to the Administrative Agent an officer’s certificate, in form and substance reasonably satisfactory to the Administrative Agent, as of the applicable Compliance Certificate Calculation Date, (1) attaching such net asset value statements and other supporting information as may be reasonably required to demonstrate compliance with Section 3.4(b), (2) certifying that such net asset value statements and other supporting information are true and correct in all material respects as of the stated date thereof and (3) certifying that the representations and warranties of the Guarantor herein are true and correct in all material respects (unless such representation or warranty is qualified as to materiality, in which case it is true and correct in all respects) on and as of the date application relating to the enforcement of creditors’ rights.

3.6.          Legality.

The execution, delivery and performance by the Guarantor of this Agreement and the consummation of the transactions contemplated hereunder do not, and will not, contravene or conflict with any material law, statute or regulation whatsoever to which the Guarantor is subject or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any indenture, mortgage, charge, lien, or any contract, agreement or other instrument to which the Guarantor is a party or which may be applicable to the Guarantor.  This Agreement is a legal and binding obligation of the Guarantor and is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors’ rights.

3.7.          Survival.

All representations and warranties made by the Guarantor herein shall survive the termination hereof.

3.8.          Execution and Delivery.

This Agreement has been duly executed and delivered by the Guarantor.

3.9          Sanctioned Persons.

Neither the Guarantor nor any of its directors, officers, employees, agents, advisors or Affiliates is the target of or subject to any Sanctions.  The Guarantor and its directors, officers, employees, and, to the knowledge of the Guarantor, agents, advisors and Affiliates is in compliance, in all material respects, with (i) all Sanctions Laws, (ii) Anti-Corruption Laws and (iii) the PATRIOT Act and any other applicable terrorism and money laundering laws, rules, regulations and orders.

SECTION 4. SUBORDINATION

4.1          Lien Subordination

The Guarantor agrees that any liens, security interests, judgment liens, charges or other encumbrances upon the Borrower’s assets securing payment of any amounts at any time owing to the Guarantor shall be and remain inferior and subordinate to any liens, security interests, judgment liens, charges or other encumbrances upon the Borrower’s assets securing payment of the Obligations, regardless of whether such claims or encumbrances in favor of the Guarantor, the Collateral Agent or the Administrative Agent (or any other Person) presently exist or are hereafter created or attach.  Without the prior written consent of the Collateral Agent (acting at the direction of the Requisite Lenders), the Guarantor shall not (a) exercise or enforce any creditor’s right it may have against the Borrower, or (b) foreclose, repossess, sequester or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor’s relief or insolvency proceeding) to enforce any liens, deeds of trust, security interests, collateral rights, judgments or other encumbrances on assets of the Borrower (if any) held by the Guarantor.

SECTION 5. MISCELLANEOUS

5.1.          Waiver.

No failure to exercise, and no delay in exercising, on the part of the Collateral Agent, the Administrative Agent, any other Guaranteed Party or any other Person, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right.  The rights of the Collateral Agent, the Administrative Agent and the other Guaranteed Parties hereunder shall be in addition to all other rights provided by law.  No modification or waiver of any provision of this Agreement, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved.  No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

5.2.          Notices.

Any notice, demand, statement, request or consent made hereunder shall be in writing and shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to and mailed by first class mail return receipt requested, hand delivered, sent by overnight courier service guaranteeing next day delivery or by electronic delivery in legible form at the addresses set forth below or to such other address as either party shall in like manner designate in writing.  The addresses of the parties hereto are as follows:

if to the Guarantor:

Kennedy Lewis Capital Company
225 Liberty Street, Suite 4210
New York, NY 10281
Attention: Gary Klayn; Rachel Presa
Telephone: [***]
Email: [***]

if to the Collateral Agent:

State Street Bank and Trust Company
1776 Heritage Drive – Mail Stop: JAB0527
North Quincy, Massachusetts 02171
Attention:  Structured Trust and Analytics
Ref: KLCC SPV GS1 LLC
Email: [***]

if to the Administrative Agent:

Goldman Sachs Bank USA
c/o Goldman, Sachs & Co.
30 Hudson Street, 4th Floor
Jersey City, NJ 07302
Facsimile:          [***]
Email:          [***]
Attention:          Operations

5.3.          Invalid Provisions.

If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement, unless such continued effectiveness of this Agreement, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

5.4.          Amendments.

This Agreement may be amended only by an agreement in writing executed by the each of the parties hereto.

5.5.          Parties Bound; Assignment; Joint and Several.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that the Guarantor may not, without the prior written consent of the Collateral Agent (acting at the direction of the Required Lenders) and the Administrative Agent, assign any of its rights, powers, duties or obligations hereunder.

5.6.          Headings.

Section headings are for convenience of reference only and shall in no way affect the interpretation of this Agreement.

5.7.          Recitals.

The recital and introductory paragraphs hereof are a part hereof, form a basis for this Agreement and shall be considered prima facie evidence of the facts and documents referred to therein.

5.8.          Counterparts.

To facilitate execution, this Agreement may be executed in as many counterparts as may be convenient or required.  It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart.  All counterparts shall collectively constitute a single agreement.  It shall not be necessary in making proof of this Agreement to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto.  Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

5.9.          Rights and Remedies.

If the Guarantor becomes liable for any indebtedness owing by the Borrower to the Collateral Agent or any other Guaranteed Party, by endorsement or otherwise, other than under this Agreement, such liability shall not be in any manner impaired or affected hereby and the rights of the Collateral Agent, the Administrative Agent or such other Guaranteed Party hereunder shall be cumulative of any and all other rights that the Collateral Agent, the Administrative Agent and such other Guaranteed Parties may have against the Guarantor.  The exercise by the Collateral Agent, the Administrative Agent or any other Guaranteed Party of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

5.10.          Governing Law/Venue.

(a)          THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING ANY CLAIMS AND CAUSES OF ACTION SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE ENTIRELY PERFORMED THEREIN WITHOUT REGARD TO APPLICABLE CONFLICT OF LAWS PRINCIPLES.

(b)          EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH FEDERAL OR NEW YORK STATE COURT.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT THAT IT MAY LEGALLY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY ACTION OR PROCEEDING BY THE MAILING OR DELIVERY OF COPIES OF SUCH PROCESS TO IT AT THE ADDRESS SET FORTH IN SECTION 5.2 HEREOF.  EACH PARTY HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

5.11.          Waiver of Right To Trial By Jury.

EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER TRANSACTION DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.  EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS.  EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER TRANSACTION DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER.  IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

5.12.          Reinstatement in Certain Circumstances.

If at any time any payment of the principal of or interest on the Loans or any other amount payable by the Borrower under the Transaction Documents is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower, or otherwise, the Guarantor’s obligations hereunder with respect to such payment shall be reinstated as though such payment has been due but not made at such time.

5.13.          Third-party Beneficiary.

Each of the Lenders is an expressed third-party beneficiary of this Agreement and can enforce rights hereunder, but only through the Collateral Agent or the Administrative Agent.

5.14.          The Administrative Agent and Collateral Agent.

It is acknowledged and agreed that, in connection with the Administrative Agent’s and the Collateral Agent’s acceptance of this Agreement and the exercise of their respective rights hereunder, each of the Administrative Agent and the Collateral Agent shall be entitled to all of its respective rights, benefits, protections and immunities set forth in the Credit Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Guarantor has caused this Agreement to be executed and delivered as of the date set forth above.

GUARANTOR:

KENNEDY LEWIS CAPITAL COMPANY

By:	/s/ Anthony Pasqua
Name: Anthony Pasqua
Title: Chief Financial Officer

[Signature Page to Non-Recourse Carveout Guaranty Agreement]

ACCEPTED:

STATE STREET BANK AND TRUST COMPANY,
as Collateral Agent

By:	/s/ Brian Peterson
Name: Brian Peterson
Title: Vice President

[Signature Page to Non-Recourse Carveout Guaranty Agreement]

ACCEPTED:

GOLDMAN SACHS BANK USA,
as Administrative Agent

By:	/s/ Brian Levin
Name: Brian Levin
Title: Managing Director

[Signature Page to Non-Recourse Carveout Guaranty Agreement]